U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)        FEBRUARY 14, 2006
                                                  ------------------------------


                                   THERMODYNETICS, INC.
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             (Exact name of registrant as specified in its charter)

           DELAWARE                     0-10707                 06-1042505
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[State or other jurisdiction of       (Commission             (I.R.S. Employer
        incorporation)                 File No.)             Identification No.)

         651 DAY HILL ROAD, WINDSOR, CONNECTICUT                  06095
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         (Address of principal executive offices)              (Zip Code)



                                  860-683-2005
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                         (Registrant's telephone number)


                                      N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS.

Attached hereto as Exhibit 99.1 and incorporated by reference herein is an announcement with respect to a new $1.6 million order for the Company to produce titanium coaxial coils for a manufacturer of swimming pool heat pumps and forward-looking statements as presented in a press release of February 14, 2006.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.          FINANCIAL STATEMENTS AND EXHIBITS.

            (c)     Exhibits.

Exhibit
Number              Description of Exhibits
-------    ---------------------------------------------------------------------
  99.1              Press Release issued by the Company on February 14, 2006





                                   SIGNATURES






         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


(Registrant)
THERMODYNETICS, INC.



By:  /s/ Robert A. Lerman
   -------------------------------------
     Robert A. Lerman, President

Date: February 14, 2006